Exhibit 99.1

Transformation and Strategic Financing Expert, Gregor van Issum,

Appointed Chief Financial Officer at Wolfspeed

Former NXP Semiconductors and ams-OSRAM Leader Has Over 20 Years of Experience Navigating Dynamic Business Cycles

Appointment Bolsters Wolfspeed’s Leadership as It Drives Toward Profitability and Expands in High-Growth Markets

DURHAM, N.C. July 7, 2025 — Wolfspeed, Inc. (NYSE: WOLF) (“Wolfspeed” or the “Company”) today announced the appointment of Gregor van Issum as Chief Financial Officer (CFO), effective September 1, 2025, following a comprehensive review of internal and external candidates. Van Issum succeeds Kevin Speirits, who is serving as Interim Chief Financial Officer and will remain with Wolfspeed to support the Company and ensure a smooth transition. He will be relocating to North Carlina and be based at company headquarters in Durham, NC, reporting to Wolfspeed CEO, Robert Feurle.

Van Issum brings more than 20 years of experience in transformational restructuring and strategic financing positions across the technology industry. Through senior roles at semiconductor manufacturers ams-OSRAM AG and NXP Semiconductors N.V., he gained an in-depth understanding of how to lead organizations through dynamic business cycles. Most recently, van Issum served as Executive Vice President, Group Controller at ams-OSRAM, where he was deeply involved in driving the financial performance of this multi-billion Euro revenue company. He also led ams-OSRAM’s cost savings programs and sales initiatives in his dual role as the company’s Chief Transformation and Performance Officer.

“We are excited to welcome Gregor to our team as Wolfspeed enters a new era,” said Robert Feurle, Chief Executive Officer. “I witnessed Gregor’s strong analytical and leadership skills firsthand during our time working together at ams-OSRAM. Gregor has helped lead large, multibillion euro businesses with complex manufacturing operations, which will be invaluable to Wolfspeed as we unlock the potential of our purpose-built 200mm platform. The Board and I look forward to collaborating with Gregor as we position Wolfspeed for long-term growth and profitability.”

Van Issum gained valuable M&A and IT experience at ams-OSRAM, where he was responsible for executing and delivering on the business targets for the transactions and managing the strategic direction of the company’s systems. He previously served as Vice President, Strategy of NXP Semiconductors’ Secure Transactions and Identification Solutions segment and served as the CFO of the Secure Identification Solutions and Analog Mixed Signal units.

“In this new role, my priority will be providing Wolfspeed’s investors with transparency and clarity, especially during this transformative period,” said van Issum. “Building on recent steps to restructure Wolfspeed’s balance sheet, I will draw on my experience navigating complex business cycles to help create a capital structure that offers agility to respond to rapid shifts in the market. My background in transformation and restructuring also positions me to support Wolfspeed’s strategic focus on improving profitability. At this pivotal time in the Company’s life cycle, I am honored to help guide Wolfspeed as it leverages its competitive advantages—world-class facilities, exceptional talent, and robust intellectual property—to advance the incredible progress that Robert and the Wolfspeed team have made in recent months and solidify its leadership in silicon carbide technology.”

Van Issum’s appointment follows the addition of Dr. David Emerson, who joined Wolfspeed in May in the newly created role of Chief Operating Officer. With a refreshed leadership team, Wolfspeed is well positioned to navigate near-term market dynamics and seize opportunities to expand its leadership in silicon carbide technologies.

About Wolfspeed, Inc.

Wolfspeed (NYSE: WOLF) leads the market in the worldwide adoption of silicon carbide technologies that power the world’s most disruptive innovations. As the pioneers of silicon carbide, and creators of the most advanced semiconductor technology on earth, we are committed to powering a better world for everyone. Through silicon carbide material, Power Modules, Discrete Power Devices and Power Die Products targeted for various applications, we will bring you The Power to Make It Real.TM Learn more at www.wolfspeed.com.

Forward-Looking Statements

This press release contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause Wolfspeed’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including estimates, forecasts, and projections about possible or assumed future results of Wolfspeed’s business, financial condition, liquidity, results of operations, plans, and objectives and Wolfspeed’s industry and market growth. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “forward” or “continue” and similar expressions are used to identify forward-looking statements. All statements in this press release that are not historical are forward-looking statements, including statements regarding Wolfspeed’s restructuring and the potential for its profitability and growth. Actual results could differ materially due to a number of factors, including but not limited to, risks and uncertainties associated with voluntary petitions filed by Wolfspeed under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”); the effects of the Chapter 11 Cases on Wolfspeed and Wolfspeed’s relationship with its various stakeholders, including vendors and customers; Wolfspeed’s ability to develop and implement the transactions contemplated by Wolfspeed’s chapter 11 plan of reorganization (the “Plan”) and whether the Plan will be approved by the Court and the ultimate outcome of the Chapter 11 Cases in general; the length of time Wolfspeed will operate under the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on Wolfspeed’s liquidity and results of operations; Wolfspeed’s ability to confirm and consummate the Plan; the timing or amount of recovery, if any, to Wolfspeed’s stakeholders; uncertainty regarding Wolfspeed’s ability to retain key personnel; the diversion of management’s attention as a result of the Chapter 11 Cases; increased administrative and legal costs related to the Chapter 11 Cases; changes in Wolfspeed’s ability to meet its financial obligations during the Chapter 11 Cases and to maintain contracts that are critical to its operations; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that Wolfspeed may employ to address its liquidity and capital resources and achieve its stated goals; the actions and decisions of equity holders, creditors, regulators, and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate the Plan; risks relating to the potential delisting of Wolfspeed’s common stock from the New York Stock Exchange and future quotation of the common stock; ongoing uncertainty in global economic and geopolitical conditions, such as the ongoing military conflict between Russia and Ukraine and the ongoing conflicts in the Middle East; changes in progress on infrastructure development or changes in customer or industrial demand that could negatively affect product demand, including as a result of an economic slowdown or recession, collectability of receivables and other related matters if consumers and businesses defer purchases or payments, or default on payments; risks associated with Wolfspeed’s expansion plans, including design and construction delays, cost overruns, the timing and amount of government incentives actually received, including, among other things, any direct grants and tax credits, issues in installing and qualifying new equipment and ramping production, poor production process yields and quality control, and potential increases to Wolfspeed’s restructuring costs; Wolfspeed’s ability to obtain additional funding, including, among other things, from government funding, public or private equity offerings, or debt financings, on favorable terms and on a timely basis, if at all; the risk that Wolfspeed does not meet its production commitments to those customers who provide Wolfspeed with capacity reservation deposits or similar payments; the risk that Wolfspeed may experience production difficulties that preclude it from shipping sufficient quantities to meet customer orders or that result in higher production costs, lower yields and lower margins; Wolfspeed’s ability to lower costs; the risk that Wolfspeed’s results will suffer if it is unable to balance fluctuations in customer demand and capacity, including bringing on additional capacity on a timely basis to meet customer demand or scaling back its manufacturing expenses or overhead costs quickly enough to correspond to lower than expected demand; the risk that longer manufacturing lead times may cause customers to fulfill their orders with a competitor’s products instead; product mix; risks associated with the ramp-up of production of Wolfspeed’s new products, and Wolfspeed’s entry into new business channels different from those in which it has historically operated; Wolfspeed’s ability to convert customer design-ins to design-wins and sales of significant volume, and, if customer design-in activity does result in such sales, when such sales will ultimately occur and what the amount of such sales will be; the risk that the markets for Wolfspeed’s products will not develop as it expects, including the adoption of Wolfspeed’s products by electric vehicle manufacturers and the overall adoption of electric vehicles; the risk that the economic and political uncertainty caused by the tariffs imposed or announced by the United States on imported goods, and corresponding tariffs and other retaliatory measures imposed by other countries (including China) in response, may continue to negatively impact demand for Wolfspeed’s products; the risk that Wolfspeed or its channel partners are not able to develop and expand customer bases and accurately anticipate demand from end customers, including production and product mix, which can result in increased inventory and reduced orders as Wolfspeed experiences wide fluctuations in supply and demand; risks related to international sales and purchases; risks resulting from the concentration of Wolfspeed’s business among few customers, including the risk that customers may reduce or cancel orders or fail to honor purchase commitments; the risk that Wolfspeed’s investments may experience periods of significant market value and interest rate volatility causing it to recognize fair value losses on Wolfspeed’s investment; the risk posed by managing an increasingly complex supply chain (including managing the impacts of supply constraints in the semiconductor industry and meeting purchase commitments under take-or-pay arrangements with certain suppliers) that has the ability to supply a sufficient quantity of raw materials, subsystems and finished products with the required specifications and quality; risks relating to outbreaks of infectious diseases or similar public health events, including the risk of disruptions to Wolfspeed’s operations, supply chain, including its contract manufacturers, or customer demand; the risk Wolfspeed may be required to record a significant charge to earnings if its remaining goodwill or amortizable assets become impaired; risks relating to confidential information theft or misuse, including through cyber-attacks or cyber intrusion; Wolfspeed’s ability to complete development and commercialization of products under development; the rapid development of new technology and competing products that may impair demand or render Wolfspeed’s products obsolete; the potential lack of customer acceptance for Wolfspeed’s products; risks associated with ongoing litigation; the risk that customers do not maintain their favorable perception of Wolfspeed’s brand and products, resulting in lower demand for its products; the risk that Wolfspeed’s products fail to perform or fail to meet customer requirements or expectations, resulting in significant additional costs; risks associated with strategic transactions; the risk that Wolfspeed is not able to successfully execute or achieve the potential benefits of Wolfspeed’s efforts to enhance its value; the substantial doubt about Wolfspeed’s ability to continue as a going concern; and other factors discussed in Wolfspeed’s filings with the Securities and Exchange Commission (the “SEC”), including Wolfspeed’s report on Form 10-K for the fiscal year ended June 30, 2024, and subsequent reports filed with the SEC. These forward-looking statements represent Wolfspeed’s judgment as of the date of this press release. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Wolfspeed disclaims any intent or obligation to update any forward-looking statements after the date of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Wolfspeed® is a registered trademark of Wolfspeed, Inc.

Contact:

Media Relations:

Bridget Johnson

Head of Corporate Marketing and Communications

847-269-2970

media@wolfspeed.com

Investor Relations:

Tyler Gronbach

VP of External Affairs

919-407-4820

investorrelations@wolfspeed.com

Source: Wolfspeed, Inc.

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